UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       August 17, 2005 (August 15, 2005)
               Date of report (Date of earliest event reported)

                          THE POTOMAC EDISON COMPANY
              (Exact name of registrant as specified in charter)

    Maryland and Virginia              1-3367-2               13-5323955
 (State or Other Jurisdiction      (Commission File          (IRS Employer
      of Incorporation)                 Number)           Identification No.)


           800 Cabin Hill Drive
         Greensburg, Pennsylvania                                15601-1689
(Address of principal executive of offices)                      (Zip code)

      Registrant's telephone number, including area code: (724) 837-3000

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement.

         On August 15, 2005 (the "Issue Date"), The Potomac Edison Company (the "Company"), a subsidiary of Allegheny Energy, Inc. ("Allegheny Energy"), completed an offering of $145 million aggregate principal amount of its First Mortgage Bonds, 5-1/8% Series Due 2015 (the "Securities") in accordance with provisions of Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act").

105th Supplemental Indenture.
-----------------------------

         The Securities were issued under the Indenture (the "Indenture"), dated as of October 1, 1944, between the Company and JPMorgan Chase Bank, N.A. (as the ultimate successor to Chemical Bank & Trust Company) and Thomas J. Foley, as trustees (together, the "Trustees"), and the 105th Supplemental Indenture, dated as of August 15, 2005, between the Company and the Trustees (the "Supplemental Indenture").

         A description of material terms of the Securities issued under the Supplemental Indenture is set forth under Section 2.03 below.

         The Supplemental Indenture will amend the Indenture to (1) change the amount of the judgment default contemplated in Article IX, Section 1(j) of the Indenture from $100,000 to $25 million and (2) clarify that the Indenture is governed by New York law. These provisions will become effective on the earliest date on which either (a) none of the Company's 7.75% First Mortgage Bonds due 2025 and 7.625% First Mortgage Bonds due 2025 are outstanding, or
(b) upon the vote of holders of outstanding first mortgage bonds as provided in the Indenture. The amendments to the Indenture require the consent of holders representing at least 75% of all bonds outstanding under the Indenture. The holders of the Securities are deemed to have consented to the amendments.

         The Company and its affiliates maintain lending, depository and other normal banking relationships with JPMorgan Chase Bank, N.A.

Registration Rights Agreement.
------------------------------

         In connection with the transaction, the Company entered into a registration rights agreement, dated as of August 15, 2005 (the "Registration Rights Agreement"), with Credit Suisse First Boston LLC, as representative of the Initial Purchasers (collectively, the "Initial Purchasers").

         Pursuant to the terms of the Registration Rights Agreement, the Company has agreed, among other things, to (1) file a registration statement (the "exchange offer registration statement") with the Securities with the Securities and Exchange Commission (the "SEC") within 180 calendar days following the issuance of the Securities relating to a proposed exchange offer relating to the Securities; (2) use its reasonable best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act within 300 calendar days following the Issue Date; and (3) use its reasonable best efforts to cause the exchange offer to be consummated within 45 calendar days following the effectiveness of the exchange offer registration statement. Under certain circumstances, the Company has agreed to file a shelf registration statement with the SEC relating to the Securities. If a registration default (as defined in the Registration Rights Agreement) occurs, the Company has agreed to pay additional interest on the Securities during the period from the date on which the registration default occurs until, but excluding, the date on which the registration default has been cured. Additional interest will accrue on the Securities at the rate of 0.25% per year during the 90-day period immediately following the occurrence of a registration default and will increase by 0.25% per year at the end of each subsequent 90-day period, up to a maximum of 0.50% per year. Additional interest will cease to accrue on any Security that is eligible to be resold pursuant to Rule 144(k) under the Securities Act.

         The Initial Purchasers have performed investment banking and advisory services for the Company, Allegheny Energy and their affiliates from time to time for which they have received customary fees and expenses.

         A copy of the Registration Rights Agreement is attached as Exhibit
99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On August 15, 2005, the Company completed the offering of $145 million aggregate principal amount of the Securities. The Securities were issued under the Indenture and the Supplemental Indenture.

         The Securities bear interest at the rate of 5-1/8% per year and mature on August 15, 2015. Interest is payable semi-annually in arrears on each February 15 and August 15, commencing February 15, 2006. The Securities are redeemable at the Company's option, in whole or in part, at any time at the "make-whole" premium described in the Supplemental Indenture.

         Subject to certain exceptions, the Securities are secured by the Indenture, which establishes a first lien on all of the real estate, transmission and distribution systems and franchises that the Company now owns or may own in the future. The Indenture permits the Company to "re-open" the offering of Securities without the consent of the holders of the Securities. Accordingly, the principal amount of Securities may be increased in the future.

Item 8.01    Other Matters.

         As discussed above, Company completed the offering of $145 million aggregate principal amount of the Securities on August 15, 2005. The Company is using the approximately $143 million net proceeds of the offering, together with available cash, to fund the redemption of $80 million of its 7.625% First Mortgage Bonds due 2025 and $65 million of its 7.75% First Mortgage Bonds due 2025.

Item 9.01    Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number   Description
         --------------   -----------

         99.1             105th Supplemental Indenture, dated as of August 15,
                          2005.

         99.2             Registration Rights Agreement, dated as of August 15,
                          2005.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE POTOMAC EDISON COMPANY


Dated:  August 17, 2005                            By: /s/ Jeffrey D. Serkes
                                                       ------------------------
                                                   Name:  Jeffrey D. Serkes
                                                   Title: Vice President

                                 EXHIBIT INDEX

    Exhibit
    Number          Description
    ------          -----------------------------------------------------------

     99.1           105th Supplemental Indenture, dated as of August 15, 2005.

     99.2           Registration Rights Agreement, dated as of August 15, 2005.